John Hancock Funds II

Small Cap Stock Fund

Supplement dated June 26, 2019 to the current Prospectus, as may be supplemented

At its in-person meeting held on June 24 – 26, 2019, the Board of Trustees (the “Board”) of John Hancock Funds II (the “Trust”), of which Small Cap Stock Fund (“Small Cap Stock”) is a series, voted to recommend that the shareholders of Small Cap Stock approve a reorganization, that is not expected to be tax-free, of Small Cap Stock into Mid Cap Stock Fund (“Mid Cap Stock” and, together with Small Cap Stock, the “Funds”), also a series of the Trust, as described below (the “Reorganization”). Shareholders of record as of July 15, 2019, will be entitled to vote on the Reorganization.

Under the terms of the Reorganization, subject to shareholder approval at a shareholder meeting scheduled to be held on or about August 9, 2019, Small Cap Stock would transfer all of its assets to Mid Cap Stock in exchange for corresponding shares of Mid Cap Stock. Mid Cap Stock would also assume substantially all of Small Cap Stock’s liabilities. The corresponding shares of Mid Cap Stock would then be distributed to Small Cap Stock’s shareholders, and Small Cap Stock would be terminated. If approved by Small Cap Stock’s shareholders, the Reorganization is expected to occur as of the close of business on or about August 23, 2019 (the “Closing Date”). Further information regarding the proposed Reorganization will be contained in a proxy statement and prospectus, which is scheduled to be available on or about August 1, 2019.

Small Cap Stock will remain open to purchases and redemptions from existing shareholders until the Closing Date. Small Cap Stock will not accept orders from new investors to purchase shares of Small Cap Stock, effective as of the close of business on July 29, 2019. However, discretionary fee-based advisory programs which include Small Cap Stock as an investment option as of the close of business on July 29, 2019, may continue to make Small Cap Stock shares available to new and existing accounts.

Prior to the Reorganization, any dividends paid will be paid in accordance with the current dividend option of an account; accounts in which the dividend reinvestment option has been chosen will receive any dividends in the form of additional shares of Small Cap Stock.

To satisfy an Internal Revenue Service requirement, Small Cap Stock hereby designates the maximum amount of the net long term gains earned as a capital gain dividend, if any, with respect to Small Cap Stock’s final taxable year. Please refer to Form 1099-DIV for tax reporting purposes.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, any shares in connection with the Reorganization, nor is it a solicitation of any proxy. For important information regarding Small Cap Stock or Mid Cap Stock, or to receive a free copy of the proxy statement/prospectus relating to the proposed merger, once it is available, please call the Funds’ toll-free telephone number: 800-225-5291. The proxy statement/prospectus contains important information about fund objectives, strategies, fees, expenses, risks, and the Board’s considerations in approving the Reorganization. The proxy statement/prospectus also will be available for free on the SEC’s website (www.sec.gov). Please read the proxy statement/prospectus carefully before making any decision to invest in any shares in connection with the Reorganization or when considering whether to vote for the Reorganization.

You should read this Supplement in conjunction with the Prospectus and retain it for your future reference.